Exhibit 32.2
            Certification of the Principal Financial Officer pursuant
                           to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report of Espey Mfg. & Electronics Corp. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, David A. O'Neil, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004

                                              /s/ David A. O'Neil
                                              ----------------------------------
                                              David A. O'Neil
                                              Treasurer and Principal Financial
                                              Officer


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